EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Meditecnic, Inc. (the "Company") on Form  10-KSB for the year  ended December 31, 2006, as filed with the Securities and Exchange  Commission on the date hereof  (the "Report"),  I, Bernard Arbalet, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

/s/ Bernard Arbalet

By: Bernard Arbalet

Chief Executive  Officer

December 4, 2008